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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 1998


                          ARONEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          DELAWARE                               0-20111                                76-0196535

(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                          8707 TECHNOLOGY FOREST PLACE
                        THE WOODLANDS, TEXAS 77381-1191

                             (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                 AND ZIP CODE)




                                 (281) 367-1666

                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

     On November 12, 1998, Aronex Pharmaceuticals, Inc. (the "Company") entered into a License Agreement with Abbott Laboratories ("Abbott") with respect to the Company's NYOTRAN product. The License Agreement provides Abbott with exclusive worldwide rights to market and sell NYOTRAN, subject to rights previously granted to Grupo Ferrer Internacional, S.A. in Spain and Portugal and certain copromotion rights retained by the Company in the United States and Canada. Abbott agreed to pay the Company up-front payments of $2.8 million, which payments were received by the Company on November 25, 1998. Abbott has also agreed to provide funding for continuing clinical development of NYOTRAN and to make subsequent milestone payments as specified regulatory goals and sales targets are achieved. Abbott will also pay the Company escalating royalties on all product sales of NYOTRAN.

     In connection with the License Agreement, the Company entered into a Stock Purchase Agreement with Abbott on November 12, 1998 under which Abbott agreed to purchase 837,989 shares of the Company's common stock for $3.0 million in cash. The sale of such shares was completed on November 30, 1998 pursuant to the terms of the Stock Purchase Agreement. The sale of such shares was not registered under the Securities Act of 1933, as amended (the "Securities Act"), and was made in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D.

Item 7.  Exhibits

    *Exhibit 10.1 --     License Agreement, dated November 12, 1998, between
                         Abbott Laboratories and Aronex Pharmaceuticals, Inc.

    *Exhibit 10.2 --     Stock Purchase Agreement, dated November 12, 1998,
                         between Abbott Laboratories and Aronex Pharmaceuticals,
                         Inc.

    *Confidential treatment has been requested for portions of the referenced agreement. The copy filed as an exhibit omits the information subject to the confidentiality request.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Aronex Pharmaceuticals, Inc.

Date: November 30, 1998

                                        By: /s/ Geoffrey F. Cox, Ph.D.
                                            -----------------------------------
                                                Geoffrey F. Cox, Ph.D.
                                                Chairman of the Board
                                                and Chief Executive Officer





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                                EXHIBIT INDEX


   Exhibit 10.1 --     License Agreement, dated November 12, 1998, between
                       Abbott Laboratories and Aronex Pharmaceuticals, Inc.

   Exhibit 10.2 --     Stock Purchase Agreement, dated November 12, 1998,
                       between Abbott Laboratories and Aronex Pharmaceuticals,
                       Inc.